STATE STREET INSTITUTIONAL INVESTMENT TRUST
(the “Trust”)
P.O. Box 5049
Boston, Massachusetts 02206
STATE STREET EQUITY 500 INDEX FUND ADMINISTRATIVE SHARES (STFAX)
STATE STREET EQUITY 500 INDEX FUND R SHARES
STATE STREET EQUITY 500 INDEX FUND SERVICE SHARES (STBIX)
STATE STREET EQUITY 400 INDEX FUND
STATE STREET EQUITY 2000 INDEX FUND
STATE STREET AGGREGATE BOND INDEX FUND
STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND
STATE STREET INSTITUTIONAL LIQUID RESERVES FUND INSTITUTIONAL CLASS (SSIXX)
STATE STREET INSTITUTIONAL LIQUID RESERVES FUND INVESTMENT CLASS (SSVXX)
STATE STREET INSTITUTIONAL LIQUID RESERVES FUND SERVICE CLASS (LRSXX)
STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND (STFLX)
STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND INSTITUTIONAL CLASS (GVMXX)
STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND INVESTMENT CLASS (GVVXX)
STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND SERVICE CLASS (GVSXX)
STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND INSTITUTIONAL CLASS (SSTXX)
STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND INVESTMENT CLASS (TFVXX)
STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND SERVICE CLASS (TASXX)
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND INSTITUTIONAL CLASS (TRIXX)
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND INVESTMENT CLASS (TRVXX)
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND SERVICE CLASS (TYSXX)
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND INSTITUTIONAL CLASS (TPIXX)
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND INVESTMENT CLASS (TPVXX)
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND SERVICE CLASS (TPSXX)
STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2011
As Revised on DECEMBER 9, 2011
This Statement of Additional Information (“SAI”) relates to the prospectuses dated April 30, 2011, as amended from time to time thereafter for each of the Funds listed above.
The SAI is not a prospectus and should be read in conjunction with the Prospectuses. A copy of each Prospectus can be obtained free of charge by calling (866) 392-0869 or by written request to the Trust at the address listed above.
The Trust’s financial statements for the fiscal year ended December 31, 2010, including the independent registered public accounting firm report thereon, are included in the Trust’s annual report and are incorporated into this SAI by reference. A copy of the Trust’s annual report is available, without charge, upon request, by calling (866) 392-0869 or by written request to the Trust at the address above.

GENERAL
     The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000.
     The Trust is an open-end management investment company. The Trust comprises the following diversified series:
•	State Street Equity 500 Index Fund (the “Equity 500 Index Fund”);

•	State Street Equity 400 Index Fund (the “Equity 400 Index Fund”);

•	State Street Equity 2000 Index Fund (the “Equity 2000 Index Fund”);

•	State Street Aggregate Bond Index Fund (the “Aggregate Bond Index Fund”);

•	State Street Institutional Limited Duration Bond Fund (the “Limited Duration Bond Fund”);

•	State Street Institutional Liquid Reserves Fund (the “ILR Fund”);

•	Street Institutional Short-Term Tax Exempt Bond Fund (the “Short-Term Tax Exempt Bond Fund”);

•	State Street Institutional Tax Free Money Market Fund (the “Tax Free Fund”);

•	State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”)

•	State Street Institutional Treasury Money Market Fund (the “Treasury Fund”); and

•	State Street Institutional Treasury Plus Money Market Fund (the “Treasury Plus Fund”)
The Equity 500 Index Fund, Equity 400 Index Fund, Equity 2000 Index Fund and Aggregate Bond Index Fund are referred to in this SAI as the “Index Funds.” The ILR Fund, Treasury Fund, Treasury Plus Fund, Tax Free Fund and U.S. Government Fund are referred to in this SAI as the “Money Funds” or “Money Market Funds.” The Treasury Fund and Treasury Plus Fund are referred to in this SAI as the “Treasury Funds.” The Limited Duration Bond Fund and Short-Term Tax Exempt Bond Fund are referred to in this SAI as the “Bond Funds.” All Funds together are referred to in this SAI as the “Funds” and each Fund may be referred to in context as the “Fund” as appropriate.
Each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding master portfolio of the State Street Master Funds (each a “Portfolio” and collectively the “Portfolios”) that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The table below shows the respective Portfolio in which each Fund invests.

Feeder Fund	Master Portfolio
Equity 500 Index Fund	State Street Equity 500 Index Portfolio (“Equity 500 Index Portfolio”)
Equity 400 Index Fund	State Street Equity 400 Index Portfolio (“Equity 400 Index Portfolio”)
Equity 2000 Index Fund	State Street Equity 2000 Index Portfolio (“Equity 2000 Index Portfolio)
Aggregate Bond Index Fund	State Street Aggregate Bond Index Portfolio (“Aggregate Bond Index Portfolio”)
Limited Duration Bond Fund	State Street Limited Duration Bond Portfolio (“Limited Duration Bond Portfolio”)
ILR Fund	State Street Money Market Portfolio (“Money Market Portfolio”)
Short-Term Tax Exempt Bond Fund	State Street Short-Term Tax Exempt Bond Portfolio (“Short-Term Tax Exempt Bond Portfolio”)
Tax Free Fund	State Street Tax Free Money Market Portfolio (“Tax Free Portfolio”)
U.S. Government Fund	State Street U.S. Government Money Market Portfolio (“U.S. Government Portfolio”)
Treasury Fund	State Street Treasury Money Market Portfolio (“Treasury Portfolio”)
Treasury Plus Fund	State Street Treasury Plus Money Market Portfolio (“Treasury Plus Portfolio”)
The Equity 500 Index Portfolio, Equity 400 Index Portfolio, Equity 2000 Index Portfolio and Aggregate Bond Index Portfolio are referred to in this SAI as the “Index Portfolios.” The Money Market Portfolio, Treasury Portfolio, Treasury Plus Portfolio and U.S. Government Portfolio are referred to in this SAI as the “Money Portfolios” or “Money Market Portfolios.” The Treasury Portfolio and Treasury Plus Portfolio are referred to in this SAI as the “Treasury Portfolios.” The Limited Duration Bond Portfolio and Short-Term Tax Exempt Bond Portfolio are referred to in this SAI as the “Bond Portfolios.” All Portfolios together are referred to in this SAI as the “Portfolios” and each Portfolio may be referred to in context as the “Portfolio” as appropriate.
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.
In addition to the principal investment strategies and the principal risks of the Funds and Portfolios described in each Fund’s Prospectus, a Fund or Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Funds, you should assume that the practices of the corresponding Portfolio are the same in all material respects.
Additional Information Concerning the S&P 500
The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s(R), a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund.
S&P does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information Concerning the S&P MidCap 400
The Equity 400 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 400 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400 to track general stock market performance. S&P’s only relationship to the Equity 400 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400, which is determined, composed and calculated by S&P without regard to the Equity 400 Index Fund. S&P has no obligation to take the needs of the Equity 400 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P MidCap 400. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 400 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 400 Index Fund.
S&P does not guarantee the accuracy or the completeness of the S&P MidCap 400 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 400 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P MidCap 400 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Additional Information Concerning the Russell 2000 Index
The Equity 2000 Index Fund is not sponsored, endorsed, promoted by, or in any way affiliated with Frank Russell Company (“Russell”). Russell is not responsible for and has not reviewed the Equity 2000 Index Fund or any associated literature or publications, and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell’s publication of the Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 Index or any data included in the Index. Russell makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 Index or any data included therein, or any security (or combination thereof) comprising the Index. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index or any data or any security (or combination thereof) included therein.
Additional Information Concerning the Barclays Capital U.S. Aggregate Index (the “U.S. Aggregate Index”)
The Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Aggregate Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the U.S. Aggregate Index to track general performance. Barclays Capital’s only relationship to the Aggregate Bond Index Fund is the licensing of certain trademarks and trade names of Barclays Capital and of the U.S. Aggregate Index, which is determined, composed and calculated by Barclays Capital without regard to the Fund. Barclays Capital has no obligation to take the needs of the Aggregate Bond Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the U.S. Aggregate Index. Barclays Capital is not responsible for and has not participated in the determination of the price and number of shares of the Aggregate Bond Index Fund or the timing of the issuance or sale of shares of the Fund. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of shares of the Aggregate Bond Index Fund.
Barclays Capital does not guarantee the accuracy or the completeness of the U.S. Aggregate Index or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by the Aggregate Bond Index Fund, owners of shares of the Fund or any other person or entity from the use of the U.S. Aggregate Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Aggregate Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
ADDITIONAL INVESTMENTS AND RISKS
To the extent consistent with its investment objective and restrictions, each Fund or Portfolio may invest in the following instruments and use the following techniques.
Cash Reserves
Each Index Portfolio and the Tax Free Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time an Index Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that an Index Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.
Credit Default Swaps
The Limited Duration Bond Portfolio may enter into credit default swap transactions. A credit default swap is an agreement between the Portfolio and a counterparty that enables the Portfolio to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” make periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Portfolio to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Portfolio potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.
As the protection buyer in a credit default swap, the Portfolio may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Portfolio. As the protection buyer, the Portfolio bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Portfolio in the event of a default (or similar event). In addition, when the Portfolio is a protection buyer, the Portfolio’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.
The Portfolio may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Portfolio would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Portfolio effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap.
The use of credit default swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Portfolio can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Futures Contracts and Options on Futures
Each Index Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.
Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.
Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, an Index Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that an Index Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolio’s potential loss may be unlimited.
Each Index Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.
The Limited Duration Bond Portfolio may enter into futures contracts on securities in which it may invest and may purchase and write call and put options on such contracts.
The Limited Duration Bond Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.
Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
The Limited Duration Bond Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.
Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Limited Duration Bond Portfolio is subject to the Adviser’s ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Limited Duration Bond Portfolio, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
To reduce or eliminate a position held by the Limited Duration Bond Portfolio, the Portfolio may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.
U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.
Successful use of U.S. Treasury security futures contracts by the Limited Duration Bond Portfolio is subject to the Adviser’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Portfolio’s securities increase instead as a result of a decline in interest rates, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.
There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Limited Duration Bond Portfolio has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Portfolio’s tax-exempt securities decrease, the Portfolio would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.
Illiquid Securities
Each Portfolio, except for the Treasury Portfolio, may invest in illiquid securities. Each Index Portfolio, Bond Portfolio and the Tax Free Portfolio will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. Each Money Market Portfolio (and Money Market Fund) is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, each Money Market Portfolio (and Money Market Fund) has adopted the following liquidity policies (except as noted):
1.	The Portfolio/Fund may not purchase an illiquid security if, immediately after purchase, the Portfolio/Fund would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the Portfolio/Fund);

2.	The Portfolio/Fund may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the Portfolio/Fund would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. Government obligations) (this policy does not apply to the Tax Free Fund or the corresponding Tax Free Portfolio); and

3.	The Portfolio/Fund may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the Portfolio/Fund would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. Government obligations and Government agency discount notes with remaining maturities of 60 days or less).
Lending of Portfolio Securities
Each Index Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by an Index Portfolio. An Index Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. An Index Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, an Index Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Options on Securities and Securities Indices
Each Index Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Index Portfolios may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.
Purchase of Other Investment Company Shares
Each Portfolio may, to the extent permitted under the 1940 Act and exemptive rules and orders thereunder, invest in shares of other investment companies, which include Funds managed by SSgA FM and Nuveen Asset Management, LLC, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Portfolio’s. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.
Repurchase Agreements
Each Portfolio, except for the Treasury Portfolio, may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, the Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Portfolio’s original purchase price plus interest within a specified time (normally one business day). The Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Portfolio.
Section 4(2) Commercial Paper/Rule 144A Securities
Each Portfolio, other than the Treasury Portfolios and the Short-Term Tax Exempt Bond Portfolio, may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). The U.S. Government Portfolio may invest in Rule 144A securities, but not Section 4(2) paper.
Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.
Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of each Fund’s and Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.
U.S. Government Securities
Each Portfolio may purchase U.S. government securities. With respect to U.S. Government securities, the Treasury Portfolio will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds maturing within 397 days, and other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations. The Treasury Plus Portfolio will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. The types of U.S. government obligations in which each other Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.
The Money Portfolios may purchase U.S. government obligations on a forward commitment basis. The Money Portfolios, except for the Treasury Portfolios, may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).
Treasury Inflation-Protected Securities
The Limited Duration Bond Portfolio may invest in Inflation-Protection Securities (“IPSs”), a type of inflation-indexed Treasury security. IPSs typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the CPI-U.
Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.
IPSs also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.
When-Issued Securities
Each Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates liquid securities in an amount at least equal to these commitments.

For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. The Money Portfolios will not invest more than 25% of their respective net assets in when-issued securities.
Securities purchased on a when-issued basis and held by a Portfolio are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Portfolio’s net asset value (“NAV”).
When payment for when-issued securities is due, a Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.
Reverse Repurchase Agreements
The Aggregate Bond Index Portfolio, the Tax Free Portfolio, the Limited Duration Bond Portfolio, the Money Market Portfolio and the U.S. Government Portfolio may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions.” Under a reverse repurchase agreement, a Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from a Portfolio’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Portfolio’s custodian on the Portfolio’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Portfolio’s ability to reacquire the underlying securities.
Total Return Swaps and Interest Rate Swaps
The Aggregate Bond Index Portfolio and the Bond Portfolios may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. A Portfolio’s return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio’s repurchase agreement guidelines.
The Aggregate Bond Index Portfolio and Limited Duration Bond Portfolio may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by a Portfolio with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. For example, the Portfolios may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Portfolios. In such an instance, the Portfolios may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Portfolio, the Portfolio would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Portfolio would likely lose money on the swap transaction.
Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
The Aggregate Bond Index Portfolio, the Limited Duration Bond Portfolio, the Money Market Portfolio and the U.S. Government Portfolio may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.
Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.
Forward Commitments
The Aggregate Bond Index Portfolio, the Bond Portfolios, the Tax Free Portfolio and the Money Portfolios may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Portfolio of an advantageous yield or price.
Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.
Investment-Grade Bonds
The Aggregate Bond Index Portfolio and the Money Market Portfolio may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) (and, in the case of the Money Market Portfolio, rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser, in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa by Moody’s or BBB- by S&P (and securities of comparable quality), which have speculative characteristics.
Mortgage-Related Securities
The Aggregate Bond Index Portfolio, the Limited Duration Bond Portfolio, the Money Market Portfolio and the U.S. Government Portfolio may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. Mortgage-related securities may be issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies.
Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.
Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.
Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.
Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Government Mortgage-Related Securities
GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of a fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.
FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.
Mortgage-Backed Security Rolls
The Aggregate Bond Index Portfolio may enter into “forward roll” transactions with respect to mortgage-related securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a Portfolio will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will typically bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. A Portfolio that engages in a forward roll transaction forgoes principal and interest paid on the securities sold during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Portfolio earns interest by investing the transaction proceeds during the roll period. A forward roll transaction may create investment leverage. A Portfolio is subject to the risk that the value of securities to be purchased pursuant to a forward roll transaction will decline over the roll period, and that the Portfolio’s counterparty may be unwilling or unable to perform its obligations to the Portfolio. Upon entering into a mortgage-backed security roll, the participating Portfolio will segregate on its records cash, US Government securities or other high-grade debt securities in an amount sufficient to cover to its obligation under the roll.
Other Asset-Backed Securities
The Aggregate Bond Index Portfolio and the Money Market Portfolio may invest in asset-backed securities that are not mortgage-related. Asset-backed securities other than mortgage-related securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are typically similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, applying only until exhausted and generally covering only a fraction of the security’s par value.
The value of such asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments, or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in generally the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-related securities. Use of asset-backed securities will represent less than 5% of the Money Market Portfolio’s total assets by issuer.
Variable and Floating Rate Securities
The Aggregate Bond Index Portfolio, the Bond Portfolios, the Money Market Portfolio, the Tax Free Portfolio and the U.S. Government Portfolio may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Limited Duration Bond Portfolio may also invest in funding agreements, which are privately placed, unregistered obligations negotiated with a purchaser.
Variable Amount Master Demand Notes
The Money Market Portfolio, the U.S. Government Portfolio and the Bond Portfolios may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.
Zero Coupon Securities
The Aggregate Bond Index Portfolio, the Bond Portfolios, the Money Market Portfolio and the U.S. Government Portfolio may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. The Portfolios will not receive cash payments on a current basis from the issuer in respect of accrued original issue discount (“OID”), but investors will be required to accrue OID for U.S. federal income tax purposes. To generate sufficient cash for a Fund to make the requisite distributions to maintain its qualification for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund may be required to redeem a portion of its interest in a Portfolio in order to obtain sufficient cash to satisfy the 90% distribution requirement with respect to the OID accrued on zero coupon bonds. The Portfolio in turn may sell investments in order to meet such redemption requests, including at a time when it may not be advantageous to do so.
The Money Portfolio, the U.S. Government Portfolio and the Bond Portfolios may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.
Municipal and Municipal-Related Securities
Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.
The Tax Free Portfolio and the Bond Portfolios may invest in municipal and municipal-related securities. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Portfolios may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Portfolio’s ability to acquire and dispose of municipal securities at desirable yield and price levels. Concentration of a Portfolio’s investments in these municipal obligations will subject the Portfolio, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.
Auction Rate Securities. Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Portfolio will take the time remaining until the next scheduled auction date into account for purposes of determining the securities’ duration. The Tax Free Portfolio does not invest in auction rate securities.
Industrial Development and Private Activity Bonds. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability without obligation to make up deficiencies in the debt service reserve fund.
Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in each Portfolio’s Prospectus and discussed below under “Taxation of the Funds,” interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.
Insured Municipal Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund’s shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Adviser selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Adviser’s objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.
Municipal Leases. The Tax Free Portfolio and Short-Term Tax Exempt Bond Portfolio may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit a Portfolio to demand payment on not more than seven days’ notice, for all or any part of the fund’s interest, plus accrued interest.
Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Portfolios will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.
Whether a municipal lease agreement will be considered illiquid for the purpose of a Portfolio’s restriction on investments in illiquid securities will be determined in accordance with procedures established by the Board of Trustees.
Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been “pre-refunded” using the escrow fund.
Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.
Tax Exempt Commercial Paper
The Tax Free Portfolio and the Bond Portfolios may invest in tax exempt commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Portfolios will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch Ratings. See Appendix A for more information on the ratings of debt instruments.
Investment Restrictions

The Portfolios in which the Funds invest each have substantially the same investment restrictions as their corresponding Funds. In reviewing the description of a Fund’s investment restrictions below, you should assume that the investment restrictions of the corresponding Portfolio are the same in all material respects as those of the Fund.
The Trust has adopted the following restrictions applicable to the Index Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act, to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Each Index Fund may not:
(1)	Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

(2)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4)	Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

(5)	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6)	With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities issued by other investment companies.

(7)	With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that such limitation does not apply to securities issued by other investment companies.

(8)	Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

(9)	Issue any class of securities which is senior to the Fund’s shares, to the extent prohibited by the 1940 Act.
In addition, it is contrary to each Index Fund’s present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
The Trust has also adopted the following fundamental investment policies, which, with respect to the Money Funds (excluding the Tax Free Fund and the ILR Fund), may not be changed without the approval of a majority of the shareholders of the respective Fund, as defined above. Each Money Fund (excluding the Tax Free Fund and the ILR Fund) will not:
(1)	Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

(2)	Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

(3)	Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to- market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

(4)	Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

(5)	Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets.

(6)	Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

(7)	Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

(8)	Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

The Trust has also adopted the following fundamental investment policies with respect to the ILR Fund that may not be changed without the approval of a majority of the shareholders of the Fund, as defined above. The ILR Fund will not:
(1)	Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

(2)	Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

(3)	Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to- market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

(4)	Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

(5)	Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets.

(6)	Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

(7)	Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

(8)	Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

(9)	Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(10)	Purchase interests in oil, gas or other mineral exploration or development programs.

(11)	Purchase or sell commodities or commodity futures contracts.
Notwithstanding the concentration policy of the Money Funds (as set forth in each Investment Restriction No. 1, above) the Money Funds are permitted to invest, without limit, in bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Money Funds will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (although the Fund would only do so if the Adviser were to determine that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks). The Money Funds may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Money Funds’ quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.
The Trust has also adopted the following fundamental investment restrictions, which, with respect to the Tax Free Fund and the Bond Funds, may not be changed without the approval of a majority of the outstanding voting securities of the respective Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Fund and (ii) 67% or more of the interests present at a meeting if more than 50% of the outstanding interests are present at the meeting in person or by proxy.
Each of the Tax Free Fund and the Bond Funds will not:
(1)	issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.
Note: The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).
(2)	borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets;
Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.
(3)	act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws

(4)	(i) as to 75% of its total assets, purchase any security (other than U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or (ii) purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; there is no limit on the Tax Free Fund’s investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry);

(5)	make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

(6)	purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

(7)	purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).
All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.
Disclosure of Portfolio Holdings
Introduction
Each Fund currently invests all of its assets in a related Portfolio, each of which is a series of State Street Master Funds (“Master Trust”), that has the same investment objectives and substantially the same investment policies as the relevant Fund. The Master Trust and the Trust, on behalf of each of their respective series (collectively, the “Trusts”), have adopted a joint portfolio holdings disclosure policy (the “Policy”).
The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolios or Funds for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the Securities and Exchange Commission (the “SEC”). In addition, a complete list of portfolio holdings for each Money Fund and its corresponding Money Portfolio as soon as practicable after each week-end and as of month-end are posted on the Money Funds’ website on a monthly basis, approximately five business days after such month-end. Each Money Fund’s website also includes links to the SEC’s website where a user may obtain access to the most recent 12 months of publicly available filings on Form N- MFP by the Fund and its corresponding Money Portfolio.
General Policy
In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund’s underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of a Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.
The Policy provides that portfolio holdings information for the Funds may be made available more frequently and prior to its public availability in accordance with the foregoing to:
1.	Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Funds’ contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Funds’ Unaffiliated Service Providers as of the date of this SAI for which the Funds may provide portfolio holdings information is identified in the Funds’ Prospectus and this SAI; in addition, Vintage Filings, LLC (financial printer) is an Unaffiliated Service Provider.

2.	Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds. The table below sets forth the names of those organizations as of the date of this SAI to whom the Funds (or the Master Trust on behalf of the Funds) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:
NAME
Bloomberg L.P.
Lipper Analytical Services
Fitch, Inc.
Morningstar, Inc.

3.	Fund Affiliates and Fiduciaries. Various firms, such as (1) the Adviser, State Street Bank and Trust Company (“State Street”) and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to a Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or a Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

4.	As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.

5.	Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust’s officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
Prohibitions on Disclosure of Portfolio Holdings
The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that a Fund owns shares of XYZ Company only if the Fund’s ownership of such company has previously been publicly disclosed.
Additional Matters
None of the Funds, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust’s Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.
MANAGEMENT OF THE TRUST
The Trustees are responsible for generally overseeing the Trust’s business. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust, as of September 20, 2011.

				NUMBER OF
		TERM OF		FUNDS IN	OTHER
		OFFICE AND		FUND	DIRECTORSHIPS
	POSITION(S)	LENGTH OF		COMPLEX	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH	TIME	PRINCIPAL OCCUPATION	OVERSEEN	DURING PAST FIVE
AND AGE	TRUST	SERVED	DURING PAST FIVE YEARS	BY TRUSTEE	YEARS
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 66	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	22	Trustee, State Street Master Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 74	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 -1999) Mr. Boyan retired in 1999; Emeritus, Children’s Hospital, Boston, MA (1984 - 2010); Former Trustee, Old Mutual South Africa Master Trust (investments) (1995 - 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994 -2008).	22	Trustee, State Street Master Funds; Former Trustee of Old Mutual South Africa Master Trust; Former Trustee, Children’s Hospital Boston, MA; and Trustee Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 62	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (2000 - present); Chief Executive Officer, IEmily.com (internet company) (2000 -2001); Chief Executive Officer, Consensus Pharmaceutical, Inc. (1998-1999); Founder, President and Chief Executive Officer, Spence Center for Women’s Health (1994 -1998); President and Chief Executive Officer, Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988- 2000).	22	Trustee, State Street Master Funds; Director, Berkshire Life Insurance Company of America (1993-2009); Director, IEmily.com, Inc. (2000-. 2010); Trustee, National Osteoporosis Foundation (2005-2008).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 70	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President, Chase Manhattan Bank (1987 -1999). Mr. Williams retired in 1999.	22	Trustee, State Street Master Funds; Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	Trustee/ President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (investment adviser) (2005-present); Principal, SSgA Funds Management Inc. (2001-2005); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	22	Trustee, State Street Master Funds; Trustee, SPDR® Series Trust; Trustee, SPDR® Index Shares Trust; and Trustee, Select Sector SPDR® Trust.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

TERM OF
	POSITION(S)	OFFICE AND
NAME, ADDRESS,	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION
AND AGE	TRUST	TIME SERVED	DURING PAST FIVE YEARS

OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 44	Vice President	Term: Indefinite Elected: 9/09	Senior Managing Director (1992-present)* and Chief Operating Officer (May 2010-present), SSgA Funds Management, Inc.; Senior Managing Director, State Street Global Advisors (1992-present). *

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 47	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08 -11/10	Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 42	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001-2010). *

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 35	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President of Fund Administration of State Street Bank and Trust Company (2007 - present); Assistant Vice President of Eaton Vance Management (2005-2007).

Jacqueline Angell State Street Global Advisors & SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 36	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (2006 -2008).

David James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	Secretary	Term: Indefinite Elected: 11/09	Vice President and Managing Counsel, State Street Bank and Trust Company (2009 - present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 - 2009); and Retired (2005); Assistant Vice President and Counsel, State Street Bank and Trust Company, (2000 - 2004).

Eun An State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 35	Assistant Secretary	Term: Indefinite Elected: 02/11	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2008- present).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Summary of Trustees’ Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.
Michael F. Holland: Mr. Holland is an experienced business executive with over 41 years of experience in the financial services industry including 16 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.
William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.
Rina K. Spence: Ms. Spence is an experienced business executive with over 31 years of experience in the health care and utilities industries; her experience includes service as a trustee, director or officer of various investment companies and charities and chief executive positions for various health and utility companies. She has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.
Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.
James E. Ross: Mr. Ross is an experienced business executive with over 22 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees for four years and as President of the Trust for seven years and possesses significant experience regarding the Trust’s operations and history. Mr. Ross is also a senior executive officer of the Adviser.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Sub-Adviser.
Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) is located at 333 West Wacker Drive, Chicago, IL 60606. The following is a list of the officers of Nuveen Asset Management.
Thomas J. Schreier, Jr., Chairman
William T. Huffman, President
John L. MacCarthy, Executive Vice President and Secretary
Charles R. Manzoni, Jr., Executive Vice President and General Counsel
Sherri A. Hlavacek, Managing Director and Corporate Controller
Mary E. Keefe, Managing Director and Chief Compliance Officer
Standing Committees
The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2010, the Audit Committee held two meetings.
The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2010, the Nominating Committee did not meet.
The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trusts, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. During the fiscal year ended December 31, 2010, the Pricing Committee did not meet.

Leadership Structure and Risk Management Oversight
The Board has chosen to select different individuals as Chairman of the Board of the Trust and as President of the Trust. Currently, Mr. Holland, an Independent Trustee, serves as Chairman of the Board and of the Audit Committee, while Mr. Ross, a Trustee who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Ross provides the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland provides an independent perspective on the Trust’s overall operation.
The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the counsel to the Board, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.
Trustee Ownership of Securities of the Trust, Adviser and Distributor
As of April 1, 2011 none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser or State Street Global Markets, LLC (“SSGM”), the Trust’s distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGM.
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2010.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
	Securities in the Funds	Family of Investment Companies
NAME OF INDEPENDENT TRUSTEE
William L. Boyan	None	None
Michael F. Holland	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None
NAME OF INTERESTED TRUSTEE
James E. Ross	None	None
Trustee Compensation
The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2010.

		PENSION OR
		RETIREMENT		TOTAL
		BENEFITS	ESTIMATED	COMPENSATION
	AGGREGATE	ACCRUED AS	ANNUAL	FROM TRUST &
	COMPENSATION	PART OF TRUST	BENEFITS UPON	FUND COMPLEX
	FROM TRUST	EXPENSES	RETIREMENT	PAID TO TRUSTEES
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee	$40,000	$0	$0	$40,000
Michael F. Holland, Trustee	$40,000	$0	$0	$40,000
Rina K. Spence, Trustee	$40,000	$0	$0	$40,000
Douglas T. Williams, Trustee	$40,000	$0	$0	$40,000
NAME OF INTERESTED TRUSTEE
James E. Ross, Trustee	$0	$0	$0	$0
Code of Ethics
The Trust, the Adviser and SSGM have each adopted a code of ethics (together, the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or SSGM.
PROXY VOTING PROCEDURES
The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser’s general management of the Portfolios, subject to the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the Adviser’s proxy voting procedures is located in Appendix C.
Short-Term Tax Exempt Bond Portfolio invests its assets primarily in municipal bonds and cash management securities. On rare occasions it may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Portfolio already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Portfolio’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940.
In the rare event that a municipal issuer were to issue a proxy or that Short-Term Tax Exempt Bond Portfolio were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Portfolio’s Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Portfolio’s Board and made available to shareholders as required by applicable rules.

Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of April 1, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each class (if applicable) of each Fund of the Trust.
Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of April 1, 2011, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of any class of the Funds.

Name and Address	Percentage
State Street Equity 500 Index Fund — Administrative Shares

American United Life Insurance Company American Unit Trust One American Square P.O. Box 1995 Indianapolis, IN 46206	96.76%

State Street Equity 500 Index Fund — Class R Shares

American United Life Insurance Company American Unit Trust One America Square P.O. Box 1995 Indianapolis, IN 46206	99.58%

State Street Equity 500 Index Fund — Service Shares

Calvert Distributors Inc. FBO DC Plan 4550 Montgomery Ave. Suite 1000N Bethesda, MD 20814	33.28%

Nationwide Trust Company FBO Participating Retirement Plans (VNRS) C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	28.09%

State Street Institutional Liquid Reserves Fund

State Street Bank and Trust FBO Cash Sweep Clients State Street Cash Sweep Support Attn: Cash Sweep Sup- Rick Letham 1200 Crown Colony Drive CC13 Quincy, MA 02169-0938	56.47%

Saturn & Co C/O State Street Bank & Trust Attn: FCG 124 200 Clarendon Boston, MA 02116-5021	48.45%

Saturn & Co Attn: Mutual Funds Operations 1200 Crown Colony Drive, CC1-3 Quincy, MA 02169-0938	26.68%

State Street Institutional U.S. Government Money Market Fund

Saturn & Co C/O State Street Bank & Trust Attn: FCG 124 200 Clarendon Street Boston, MA 02116-5021	92.30%

State Street Bank and Trust FBO Cash Sweep Clients Attn: Cash Sweep Support- Rick Letham 1200 Crown Colony Drive CC13 Quincy, MA 02169-0938	73.35%

State Street Institutional Treasury Fund

State Street Bank and Trust FBO Cash Sweep Clients Attn: Cash Sweep Support- Rick Letham 1200 Crown Colony Drive CC13 Quincy, MA 02169-0938	94.02%

Saturn & Co C/O State Street Bank & Trust Attn: FCG 124 200 Clarendon Boston, MA 02116-5021	99.34%

Name and Address	Percentage
State Street Institutional Treasury Plus Fund

Saturn & Co C/O State Street Bank & Trust Attn: FCG 124 200 Clarendon Boston, MA 02116-5021	49.04%

State Street Bank & Trust FBO Cash Sweep Clients Attn: Cash Sweep Support — Rick Letham 1200 Crown Colony Drive CC13 Quincy, MA 02169-0938	53.88%

JP Morgan Clearing Corp. Attn: Denise Dilorenzo 3 Chase Metrotech Center Brooklyn, NY 11245-0001	31.32%

DST as Agent for Van Eck Universal Account FBO Van Eck Money Fund Attn: Bruce J. Smith 335 Madison Avenue 19th floor New York, NY 10017-4611	32.97%

State Street Institutional Tax Free Money Market Fund

Saturn & Co C/O State Street Bank and Trust Attn: FCG 124 200 Clarendon Boston, MA 02116-5021	84.40%

State Street Bank and Trust FBO Cash Sweep Clients Attn: Cash Sweep Support-Rick Letham 1200 Crown Colony Drive CC13 Quincy, MA 02169-0938 State Street Bank and Trust FBO Cash Sweep Clients	82.81%

State Street Institutional Short-Term Tax Exempt Bond Fund

State Street Bank and Trust FBO Cash Sweep Clients Attn: State Street Cash Sweep Support — Rick Letham 1200 Crown Colony Drive CC13 Quincy, MA 02169-0938	100%
As of April 1, 2011, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of any class of the Funds.

Name and Address	Percentage
State Street Institutional Liquid Reserves Fund

JP Morgan Clearing Corp. Attn: Denise Dilorenzo 3 Chase Metrotech Center Brooklyn, NY 11245-0001 JP Morgan Clearing Corp. Attn: Denise Dilorenzo	5.32%

Kuwait Investment Authority Attn: Adel N. Hamadah Ministries Complex Al Murgab Blk 3 Investment Accts Dept Fl 2 PO Box 64 Safat Kuwait 13001	5.69%

Neuberger Berman Mgmt LLC FBO Neuberger Berman Funds Shareholders Attn Owen F McEntee Jr. 605 Third Ave Mail Drop 2-7 New York, NY 10158	21.87%

State Street Institutional Tax Free Money Market Fund

Saturn and Company c/o State Street Bank and Trust Attn FCG 124 200 Clarendon Boston, MA 02116-5021	14.59%

Cyr & Co C/O State Street Bank & Trust 1200 Crown Colony Drive Ste C 1 / 3 Quincy, MA 02169-0938	15.55%

State Street Institutional U.S. Government Money Market Fund

Name and Address	Percentage
JP Morgan Clearing Corp. Attn: Denise Dilorenzo 3 Chase Metrotech Center Brooklyn, NY 11245-0001	12.25%

Neuberger Berman Management LLC FBO Neuberger Berman Funds Shareholders Attn: Owen F. McEntee Jr. 605 Third Ave. Mail Drop 2-7 New York, NY 10158	6.68%

State Street Institutional Treasury Plus Fund

Cyr & Company C/O State Street Bank & Trust 1200 Crown Colony Drive Ste. C 1 / 3 Quincy, MA 02169-0938	6.05%

Neuberger Berman Management LLC FBO Neuberger Berman Funds Shareholders Attn Owen F. McEntee Jr. 605 Third Avenue Mail Drop 2-7 New York, NY 10158	11.94%

State Street Equity 500 Index Fund — Service Shares

Nationwide Life Insurance Company NACO C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6.47%

Nationwide Trust Company FBO Participating Retirement Plans (NTC-PLNS) C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	20.22%
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisory Agreements
SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) is responsible for the investment management of the Funds pursuant to Investment Advisory Agreements dated May 1, 2001, February 14, 2002, February 7, 2007, October 2, 2007 and February 18, 2011, as amended from time to time (the “Advisory Agreement”), by and between the Adviser and the Trust. The Adviser and State Street are wholly- owned subsidiaries of State Street Corporation, a publicly held bank holding company.
Each Fund currently invests all of its assets in a related Portfolio that has the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remains completely invested in a Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. A Fund may withdraw its investment from the related Portfolio at any time. The Trust has retained the Adviser as investment adviser to manage a Fund’s assets in the event that the Fund withdraws its investment from its related Portfolio.
On February 18, 2011, the investment advisory agreement for each Money Fund was amended to reduce the management fee payable to SSgA FM to 0.05% of the Money Fund’s average daily net assets. SSgA FM does not receive any investment advisory fees from a Money Fund so long as the Money Fund invests substantially all of its assets in a Money Portfolio or in another investment company with essentially the same investment objectives and policies as the Money Fund.
The Adviser is also the investment adviser to each of the related Portfolios pursuant to investment advisory agreements (the “Portfolio Advisory Agreement”) between the Adviser and State Street Master Funds, on behalf of the Portfolios. The Adviser receives an investment advisory fee with respect to each related Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Trust on behalf of the Funds and the Adviser. Each Fund that invests in a related Portfolio bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio’s assets attributable to the Fund).
The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days’ notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on November 19, 2010.
The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Funds, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Funds that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.
In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Adviser’s other clients. Investment decisions for the Trust and for the Adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of each Fund to participate in volume transactions will produce better executions for the Funds.

Prior to April 30, 2009, SSgA FM contractually agreed to cap the total operating expenses of the ILR Fund (not including interest, taxes, extraordinary expenses, the pass-through expenses of its corresponding Portfolio, distribution and shareholder servicing fees) at 0.05% of the Fund’s average daily net assets. This agreement has expired. Effective August 1, 2009, SSgA FM contractually agreed to cap the total operating expenses of Institutional Class and Investment Class of the ILR Fund (excluding taxes, interest and extraordinary expenses), to the extent expenses exceed 0.12% and 0.47%, respectively, of each class’s average daily net assets on an annualized basis, until April 30, 2012. For the years ended December 31, 2010, December 31, 2009 and December 31, 2008, SSgA FM reimbursed the ILR Fund $984,749, $468,903 and $0, respectively, under these agreements. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2010, SSgA FM voluntarily waived fees of $357,572 on the ILR Fund.
Prior to April 30, 2009, SSgA contractually agreed to cap the total operating expenses of the Tax Free Fund (not including interest, taxes, extraordinary expenses, the pass-through expenses of its corresponding Portfolio, distribution and shareholder servicing fees) at 0.10% of the Fund’s average daily net assets. This agreement has expired. For the years ended December 31, 2009 and December 31, 2008, SSgA FM reimbursed the Tax Free Fund $0 and $0, respectively, under this agreement. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2010, SSgA FM voluntarily waived fees of $177,017 on the Tax Free Fund.
SSgA FM contractually agreed to cap the total operating expenses of the Short-Term Tax Exempt Bond Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.10% of the Fund’s average daily net assets until April 30, 2009. Effective April 29, 2009, SSgA FM contractually agreed to cap the total operating expenses of the Fund (not including interest, taxes and extraordinary expenses) to the extent that total operating expenses did not exceed 0.25% of the Fund’s average daily net assets on an annualized basis. This contractual agreement shall automatically renew for successive annual periods, unless SSgA FM provides notice to the Fund of its intent not to renew prior to the start of the next annual period. This agreement may not be terminated without prior approval from the Board of Trustees. For the years ended December 31, 2010 and December 31, 2009, SSgA FM reimbursed the Short-Term Tax Exempt Bond Fund $23,307 and $6,132, respectively, under these agreements.
Effective August 1, 2009, SSgA FM contractually agreed to cap the total operating expenses of the Institutional Class and Investment Class of the U.S. Government Fund (excluding taxes, interest and extraordinary expenses), to the extent expenses exceed 0.12% and 0.47% respectively, of each class’s average daily net assets on an annualized basis, until April 30, 2012. For the year ended December 31, 2010, SSgA FM reimbursed the U.S. Government Fund $210,397 under this agreement. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2010, SSgA FM voluntarily waived fees of $348,410 on the U.S. Government Fund.
The Adviser may reimburse expenses or waive fees of the Institutional Class and Investment Class of the Treasury Fund in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2010, SSgA FM voluntarily waived fees of $899,944 on the Treasury Fund.
Effective August 1, 2009, SSgA FM contractually agreed to cap the total operating expenses of the Institutional Class and Investment Class of the Treasury Plus Fund (excluding taxes, interest and extraordinary expenses), to the extent expenses exceeded 0.12% and 0.47%, respectively, of each class’s average daily net assets on an annualized basis, until April 30, 2012. For the year ended December 31, 2010, SSgA FM reimbursed the Treasury Plus Fund $237,223 under this agreement. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2010, SSgA FM voluntarily waived fees of $107,392 on the Treasury Plus Fund.
On April 29, 2010, SSgA FM contractually agreed to cap the total operating expenses of the Equity 2000 Index Fund (excluding pass-through expenses of the Equity 2000 Index Portfolio, non-recurring account fees and extraordinary expenses) to the extent that total operating expenses do not exceed 0.05% of the Equity 2000 Index Fund’s average daily net assets on an annualized basis. This contractual agreement remain in effect until April 30, 2012 and shall automatically renew for successive annual periods, unless SSgA FM provides notice to the Fund of its intent not to renew prior to the start of the next annual period. This agreement may not be terminated without prior approval from the Board of Trustees. For the years ended December 31, 2010, December 31, 2009 and December 2008, SSgA FM reimbursed the Equity 2000 Index Fund $0, $0 and $0, respectively, under this agreement.
Investment Sub-Advisory Agreement
Nuveen Asset Management serves as sub-adviser to the Short-Term Tax Exempt Bond Portfolio pursuant to the Investment Sub-Advisory Agreement dated April 1, 2010, as amended from time to time (the “Sub-Advisory Agreement”), by and between the Sub-Adviser and SSgA FM.
Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., which is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.
The Short-Term Tax Exempt Bond Portfolio is dependent upon services and resources provided by Nuveen Asset Management, and therefore is also dependent on Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein may generally have an adverse effect on the financial condition of Nuveen Investments and on the ability of Nuveen Asset Management to provide services and resources to the Short-Term Tax Exempt Bond Portfolio.
For its services under the Sub-Advisory Agreement, SSgA FM, and not the Portfolio, pays Nuveen Asset Management a monthly fee at an annual rate equal to one-half of the advisory fee paid by the Portfolio to SSgA FM under the investment Advisory Agreement with the Portfolio. At April 1, 2011, the Sub-Advisory fee paid to Nuveen Asset Management was 0.05%.
The Sub-Advisory Agreement will continue in effect for a period no more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees of the Master Trust who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and either (A) the Trustees of the Master Trust or (B) a vote of a majority of the outstanding voting securities of the Portfolio. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Master Trust, by a vote of a majority of the outstanding voting securities of the Portfolio or by SSgA FM, in each case, upon sixty (60) days’ written notice to Nuveen Asset Management. The Sub-Advisory Agreement is terminable at any time without penalty by Nuveen Asset Management upon sixty (60) days’ written notice to SSgA FM. In addition, SSgA FM or Nuveen Asset Management generally may terminate the Sub-Advisory Agreement upon material breach of the Sub- Advisory Agreement by the other if such breach is not cured within thirty (30) days of the breaching party receiving written notice of such breach.

Administrator
Under the Administrative Services Agreement (the “Non-Money Market Funds Administration Agreement”), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and all Funds except the Money Market Funds (the “Non-Money Market Funds”). State Street will generally assist in all aspects of the Trust’s and the Non-Money Market Funds’ operations; supply and maintain office facilities (which may be in State Street’s own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Non-Money Market Funds’ investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Non-Money Market Funds’ Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator’s gross negligence or willful misconduct in the performance of its duties.
Effective February 1, 2011, SSgA FM serves as the administrator for the Money Funds pursuant to the Administration Agreement. Under the Administration Agreement, SSgA FM is obligated to continuously provide business management services to the Trust and each Money Fund and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the Administration Agreement, manage all of the business and affairs of the Trust. Without limiting the generality of the foregoing, SSgA FM supplies the Trust and each Money Fund with the following services, among others, under the Administration Agreement: provide the Trust with adequate office space and all necessary office equipment and services; prepare and submit reports and meeting materials to the Board of Trustees and to existing shareholders for meetings of shareholders; assist the Funds in posting and maintaining required schedules of investments and related information on their websites; prepare reports relating to the business and affairs of the Trust as may be mutually agreed upon; provide to the Trust’s Board of Trustees periodic and special reports and recommendations; coordinate the meetings of the Board and its Committees; provide consultation on regulatory matters relating to portfolio management; act as liaison to legal counsel to the Trust; assist the Trust’s Chief Compliance Officer with issues regarding the Trust’s compliance program; perform certain compliance procedures for the Trust; provide consultation and advice for resolving compliance questions together with the Funds’ outside legal counsel; provide periodic testing of portfolios; maintain and preserve, or oversee the maintenance and preservation of, accounts, books, financial records and other documents as required by the 1940 Act, applicable federal and state laws and any other law or administrative rules or procedures which may be applicable to a Fund (including in accordance with generally accepted accounting principles to the extent required under applicable law); facilitate audits of accounts by a Fund’s independent public accountants; oversee the determination and publication of the Trust’s net asset value in accordance with the Trust’s policy as adopted from time to time by the Board; prepare the Trust’s federal, state and local income tax returns for review by the Trust’s independent accountants and filing by the Trust’s treasurer; review the calculation of, submit for approval by officers of the Trust and arrange for payment of the Trust’s expenses; and prepare and file with the SEC amendments to the Trust’s registration statement, including updating the Prospectus and Statement of Additional Information. Prior to February 1, 2011, State Street served as the administrator for the Money Funds.
Sub-Administrator, Custodian and Transfer Agent
Effective February 1, 2011, State Street serves as the sub-administrator for the Money Funds pursuant to a Sub-Administration Agreement among SSgA FM, State Street and, for certain limited purposes, the Trust. Under the Sub-Administration Agreement for the Money Funds (the “State Street Administration Agreement”), State Street is obligated to provide administrative services to the Trust and the Money Market Funds. State Street provides the following services, among others, to the Trust and the Money Market Funds under the Sub-Administration Agreement: supply and maintain office facilities (which may be in State Street’s own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Money Market Funds’ investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. State Street also provides such other services with respect to the Trust or a Money Market Fund as agreed with SSgA FM from time to time.
State Street serves as Custodian for the Funds pursuant to the Custody Agreement and holds the Funds’ assets.
State Street also serves as Transfer Agent of the Equity 500 Index Fund, Equity 400 Index Fund, Equity 2000 Index Fund and Aggregate Bond Index Fund. Boston Financial Data Services, Inc. serves as Transfer Agent to all other Funds in this SAI.
As consideration for State Street’s services as administrator, transfer agent and custodian to the Equity 500 Index Fund, and for State Street’s assumption of the ordinary expenses of that Fund, State Street receives from the Equity 500 Index Fund an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Equity 500 Index Fund’s average daily net assets during the month:

Annual percentage
of
average daily net
Index Fund	assets
Equity 500 Index Fund
- Administrative Shares	0.05%
- Service Shares	0.05%
- Class R Shares	0.05%
As consideration for State Street’s services as administrator and custodian to the other non-Money Market Funds, State Street shall receive from each such Fund an annual fee, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule:
Annual Fee Schedule
$25,000 for Administration Services
$12,600 for Custody and Accounting Services

As consideration for SSgA FM’s services as administrator to each Money Fund, SSgA FM receives an annual fee of 0.05% of the average daily net assets of such Money Fund, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month.
As consideration for State Street’s services as sub-administrator, custodian and accounting agent for each Money Fund, State Street receives annual fees, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule:
Annual Fee Schedule
$25,000 for Sub-Administration Services (payable by SSgA FM with respect to each Money Fund)
$12,600 for Custody and Accounting Services (payable by each Money Fund)
The administration, custodian and transfer agency fees (if applicable) accrued payable to State Street for the last three fiscal years are set forth in the table below.

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
Fund	December 31, 2008	December 31, 2009	December 31, 2010
Equity 500 Index Fund	$109,747	$90,049	$113,381
ILR Fund	$78,831	$57,062	$68,577
Tax Free Fund	$85,130	$54,259	$52,580
U.S. Government Fund	$85,131	$66,575	$65,458
Treasury Fund	$83,858	$58,507	$56,363
Treasury Plus Fund	$83,905	$58,598	$57,079
Short-Term Tax Exempt Bond Fund	$79,674	$45,873	$42,099
Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA 02171.
The transfer agency fees accrued payable to BFDS for the last three fiscal years are set forth in the table below.

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
Fund	December 31, 2008	December 31, 2009	December 31, 2010
ILR Fund	$0	$13,293	$37,597
Tax Free Fund	$0	$5,952	$20,831
U.S. Government Fund	$0	$16,051	$33,067
Treasury Fund	$0	$8,136	$23,750
Treasury Plus Fund	$0	$8,143	$24,411
Short-Term Tax Exempt Bond Fund	$0	$2,000	$8,994
Shareholder Servicing and Distribution Plans
To compensate State Street Global Markets, LLC (“SSGM”) for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to SSGM under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) set out below. Because Rule 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. It is expected that SSGM will pay substantially all of the amounts it receives under the Plan to intermediaries involved in the sale of shares of the Funds, including affiliates of the Advisor. The principal business address of SSGM is One Lincoln Street, Boston, MA 02111. SSGM is the Funds’ distributor.
The Distribution Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”). The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. As of December 31, 2010 none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Rule 12b-1 Plan. The Rule 12b-1 Plan calls for payments at an annual rate (based on average net assets) as follows:

State Street Equity 500 Index Fund — Administrative Shares:	0.15%
State Street Equity 500 Index Fund — Service Shares:	0.25%
State Street Equity 500 Index Fund — Class R Shares:	0.60%
State Street Equity 400 Index Fund:	0.25%
State Street Equity 2000 Index Fund:	0.25%
State Street Aggregate Bond Index Fund:	0.25%
ILR Fund — Investment Class:	0.10%
U.S. Government Fund — Investment Class:	0.10%
Tax Free Fund — Investment Class:	0.10%
Treasury Fund — Investment Class:	0.10%
Treasury Plus Fund — Investment Class:	0.10%

Limited Duration Bond Fund	0.05%
Short-Term Tax Exempt Bond Fund	0.05%
The total Distributor fees paid to SSGM and Other Intermediaries pursuant to the Rule 12b-1 Plan for the last fiscal year are reflected in the chart below.

		Other
	SSGM	Intermediaries
	Fiscal Year Ended	Fiscal Year Ended
Fund	December 31, 2010	December 31, 2010
Equity 500 Index Fund: Administrative Shares	$0	$220,170
Equity 500 Index Fund: Service Shares	$0	$171,730
Equity 500 Index Fund: Class R Shares	$0	$67,736
ILR Fund: Investment Class	$103,684	$0
Tax Free Fund: Investment Class	$0	$0
U.S. Government Fund: Investment Class	$0	$0
Treasury Fund: Investment Class	$0	$0
Treasury Plus Fund: Investment Class	$0	$0
Short-Term Tax Exempt Bond Fund	$0	$0
Pursuant to a Shareholder Servicing Plan, the Trust may pay a shareholder servicing fee for the provision of personal services to and the maintenance of shareholder accounts of investors in the Investment Class and Service Class of the Money Market Funds. Shareholder servicing fees paid for the last fiscal year included amounts paid to State Street Bank and Trust Company, Wealth Management Services (“WMS”), an affiliate of the Adviser. WMS is among the financial intermediaries which may receive fees from the Rule 12b-1 Plan.
The Shareholder Servicing Plan calls for payments at an annual rate (based on average net assets) as follows:

ILR Fund — Investment Class	0.25%
U.S. Government Fund — Investment Class	0.25%
Tax Free Fund — Investment Class	0.25%
Treasury Fund — Investment Class	0.25%
Treasury Plus Fund — Investment Class	0.25%
Counsel and Independent Registered Public Accounting Firm
Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is 800 Boylston Street, Boston, Massachusetts 02199. Butzel Long, located at 380 Madison Avenue, New York, New York 10017, serves as special contract counsel.
Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services, (ii) tax services and (iii) assistance and consultation with respect to the preparation of filings with the SEC. In connection with the audit of the 2010 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP’s audit engagement. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.
PORTFOLIO MANAGERS
The following persons serve as the portfolio managers of the Equity 500 and Short-Term Tax Exempt Bond Portfolios as of the date of this SAI. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2010:

Other
		Registered		Pooled				Total
		Investment	Assets	Investment	Assets		Assets	Assets
Portfolio		Company	Managed	Vehicle	Managed	Other	Managed	Managed
Manager	Portfolio	Accounts	($ billions)	Accounts	($ billions)	Accounts	$ billions)	($ billions)
John A. Tucker	Equity 500 Index
	Portfolio	98	$76.93	254	$288.50	294	$263.02	$628.44
Karl Schneider	Equity 500 Index
	Portfolio	98	$76.93	254	$288.50	294	$263.02	$628.44
Timothy T. Ryan, CFA	Short-Term Tax
Exempt Bond
	Portfolio	6	$2.37	0	0	7	$0.45	$2.82
As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of any Portfolio as of December 31, 2010.
When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.
A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.
A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.
The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.
NUVEEN ASSET MANAGEMENT PORTFOLIO MANAGER COMPENSATION
The portfolio manager’s compensation consists primarily of base pay, an annual cash incentive and long-term incentive payments.
Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.
The portfolio manager is paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the portfolio manager’s performance and experience, and market levels of base pay for such position. The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the firm believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. Investment performance is measured on a pre-tax basis, gross of fees, for the Fund’s results and for its Lipper industry peer group.
Payments pursuant to a long-term incentive plan are paid to the portfolio manager on an annual basis based upon general performance and expected contributions to the success of the firm. There are generally no differences between the methods used to determine compensation with respect to the Short-Term Tax Exempt Bond Portfolio and the other accounts shown in the table above.
Material Conflicts of Interest. The portfolio manager’s simultaneous management of the Short-Term Tax Exempt Bond Portfolio and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds invests all of their investable assets in a corresponding Portfolio and therefore do not directly incur transactional costs for purchases and sales of portfolio investments. The Funds purchase and redeem shares of the corresponding Portfolio each day depending on the number of shares of such Fund purchased or redeemed by investors on that day. Shares of the Portfolios are available for purchase by the Funds at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.
All portfolio transactions are placed on behalf of the Portfolios by the Adviser, and in the case of the Short-Term Tax Exempt Bond Portfolio, the Sub-Adviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because a Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to a Portfolio. When a Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Money Portfolios, Treasury Portfolios, Tax Free Portfolio and the Aggregate Bond Index Portfolio normally do not pay a stated brokerage commission on transactions.
Each Portfolio’s investment advisory agreement authorizes the Adviser, and in the case of the Short-Term Tax Exempt Bond Portfolio, the Sub-Adviser to place, in the name of the Portfolio, orders for the execution of the securities transactions in which the Portfolio is authorized to invest, provided the Adviser, and as applicable, the Sub-Adviser seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Adviser, and as applicable, the Sub-Adviser), the Adviser, and as applicable, the Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser, and as applicable, the Sub-Adviser does not currently use any Portfolio’s assets for soft-dollar arrangements. The Adviser, and as applicable, the Sub-Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits for State Street Global Advisors. Although the Adviser’s clients’ commissions are not used for soft dollars, the Adviser and State Street Global Advisors’ clients may benefit from the soft dollar products/services received by State Street Global Advisors.
The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.
CAPITAL STOCK AND OTHER SECURITIES
Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund’s net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Fund may not be transferred.
Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.
Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust’s property for any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder and for reimbursement of the shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with any such claim or liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.
PRICING OF SHARES
Pricing of shares of the Funds does not occur on New York Stock Exchange (“NYSE”) holidays. The NYSE is open for trading every weekday except for: (a) the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.
The Money Market Funds seek to maintain a constant price per share of $1.00 for purposes of sales and redemptions of shares by using the amortized cost valuation method to value its portfolio instruments in accordance with Rule 2a-7 under the 1940 Act. There can be no assurance that the $1.00 NAV per share will be maintained. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument.
For example, in periods of declining interest rates, the daily yield on each of the Money Market Fund’s shares computed by dividing the annualized daily income on the Fund’s portfolio by the NAV based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates thereof. In periods of rising interest rates, the daily yield on each Fund’s shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.
The Trustees have established procedures reasonably designed to stabilize each Money Market Fund’s and the Tax Free Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund’s NAV using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.
The Funds’ securities will be valued pursuant to guidelines established by the Board of Trustees.
TAXATION OF THE FUNDS
The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders, such as tax-advantaged retirement plans or foreign persons (defined below). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.
Qualification as a Regulated Investment Company
Each Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. Where, as here, each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding Portfolio, the nature and character of each Fund’s income and gains will generally be determined at the Portfolio level and each Fund will be allocated its share of Portfolio income and gains. Consequently, references in this discussion of Taxation of the Funds to income, gains and losses of a Fund will generally be to income, gains and losses recognized at the Portfolio level and allocated to or otherwise taken into account by the Fund. In the discussion below, “Portfolio” refers to the series of the State Street Master Funds in which the relevant Fund(s) invest their assets.
In addition, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive-type income requirement under Code section 7704(c)(2).
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, not long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year. If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has incurred net capital loss in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs net capital losses in taxable years beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in a larger distributions of short-term gains to shareholders (taxable to individual shareholders and ordinary income) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (a) acquisitive reorganizations and (b) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. See a Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders
For U.S. federal income tax purposes, distributions of investment income (other than “exempt-interest dividends,” described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize its allocable share of long-term capital gain or loss on assets a Portfolio has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments a Portfolio has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. The Money Market Funds and Tax Free Fund do not expect to distribute Capital Gain Dividends. The Aggregate Bond Index Fund and the Bond Funds generally do not expect a significant portion of their distributions to be Capital Gain Dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level. The Aggregate Bond Index Fund, the Tax Free Fund, the Bond Funds and the Money Market Funds do not expect Fund distributions to be derived from qualified dividend income.
Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.
Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s allocable share of its Portfolio’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its Portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends allocated to a Fund by a Portfolio during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by a Portfolio and allocated to the Fund from domestic corporations for the taxable year. A dividend so allocated to a Fund will not be treated as a dividend eligible for the dividends- received deduction (a) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed stock (generally, stock acquired with borrowed funds)).
Any Fund distribution of income that is attributable to (a) income received by a Portfolio in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Portfolio on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any Fund distribution of income that is attributable to (x) income received by a Portfolio in lieu of tax-exempt interest with respect to securities on loan or (y) tax-exempt interest received by a Portfolio on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt- interest dividend to shareholders.
If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
If a Portfolio holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds issued before January 1, 2011, clean renewable energy bonds, and qualified tax credit bonds) on one or more applicable dates during a taxable year, a Fund investing in the Portfolio may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to the tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
If a Portfolio receives tax credit bond credits from a RIC in which the Portfolio invests (an “investment company”), and the investment company made an election to pass through such tax credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets the shareholder notice and other requirements.
Investments in Other Regulated Investment Companies

In certain cases, the amount of income and gains realized by a Portfolio from its investments in shares of regulated investment companies (“underlying funds”) may be greater (or less) than such amounts would have been had the Portfolio invested directly in securities held by the underlying funds. For similar reasons, the tax attributes of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) may not be the same as it would have been had the Portfolio invested directly in the securities held by the underlying funds.
If a Portfolio receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then a Fund investing in the Portfolio is permitted in turn to report its portion of such dividends as qualified dividend income when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If a Portfolio receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends- received deduction, then a Fund investing in the Portfolio is permitted in turn to report its portion of such dividends as eligible for the dividends-received deduction as well, when it distributes such portion to its shareholders, provided holding period and other requirements are met.
Derivatives, Hedging, and Related Transactions
A Portfolio’s transactions in derivative instruments (e.g., options, futures, forward contracts, swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Portfolio’s securities. These rules could therefore affect the amount, timing and/or character of income allocated to a Fund and its distributions to shareholders. Because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Certain of a Portfolio’s investments in derivative instruments and its hedging activities are likely to produce a difference between the book income and the taxable income of a Fund investing in the Portfolio. If there are differences between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
Exempt-Interest Dividends
The Tax Free Fund and Short-Term Tax Exempt Bond Fund intend to pay dividends (“exempt-interest dividends”) that pass through to shareholders the tax-exempt character of exempt interest earned by the Tax Free and Short-Term Tax Exempt Bond Portfolios for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. Each of the Tax Free and Short-term Tax-Exempt Bond Portfolios (and therefore each of the Tax Free and Short-Term Tax Exempt Bond Funds) intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.
Distributions of the Tax Free Fund and Short-Term Tax Exempt Bond Fund’s income and gains other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of Capital Gain Dividends (defined above) will be taxable as long-term capital gains.
Entities or persons who are “substantial users” (or persons related to substantial users) of facilities financed by PABs or industrial development bonds (“IDBs”) should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.
Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Funds still are tax-exempt to the extent described in each Fund’s prospectus; but they are included in the calculation of whether a recipient’s income exceeds the base amounts, and may therefore increase the amount of benefits that is taxable to the recipient.
Foreign Income
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not feasible to determine the effective rate of foreign tax in advance since the amount of a Portfolio’s assets to be invested in various countries (if any) will vary. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Portfolio or a Fund.
Investments in Original Issue Discount Securities
A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income not yet received. Some debt obligations that are acquired by a Portfolio, including all zero coupon debt obligations, with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Portfolio’s income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.
In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by a Portfolio may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the

“accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Portfolio may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income allocated to a Fund that invests in the Portfolio.
Furthermore, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Portfolio may be treated as having market discount or OID. Generally, a Fund investing in such a Portfolio will be required to include the market discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt obligations having market discount or OID, which could affect the character and timing of recognition of income allocated to a Fund investing in the Portfolio.
If a Portfolio holds the foregoing kinds of securities, a Fund investing in the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received and distributed to its investors. Such distributions may be made from the cash assets of the Fund or by liquidation of the Fund’s interests in the Portfolio and/or by liquidation of the Portfolio’s securities (including at a time when it may not be advantageous to do so), if necessary. The Portfolio may realize gains or losses from the sale of underlying securities, and, as a result, the Fund’s shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.
Certain Investments in REITs and other Mortgage Pooling Vehicles
Any investment by a Portfolio in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Fund, in turn, distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Portfolio, and therefore a Fund, to accrue income not yet received. To generate sufficient cash for a Fund to make the requisite distributions to maintain its qualification for treatment as a RIC under the Code, a Fund may be required to redeem a portion of its interest in a Portfolio. The Portfolio in turn may sell investments in order to meet such redemption requests, including at a time when it may not be advantageous to do so. Dividends received from a REIT will not qualify for the corporate dividends- received deduction and generally will not constitute qualified dividend income.
A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund that invests in a Portfolio holding such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated by a Fund to its shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Backup Withholding
A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.
Redemptions and Exchanges
Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be disallowed, to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other substantially identical shares within 30 days before or after the sale of the loss shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Tax-Exempt Shareholders
Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in each Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.
Tax Shelter Reporting
If a Fund shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Investors
Non-U.S. investors in the Funds should consult their tax advisors concerning the tax consequences of ownership of shares in the Funds. Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code ( a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2012, a Fund will not be required to withhold any amounts (a) with respect to distributions (other than distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by each Fund in a written notice to shareholders (“interest-related dividends”), and (b) with respect to distributions (other than (i) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests (described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by each Fund in a written notice to shareholders (“short-term capital gain dividends”). A Fund is permitted to report such parts of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2012, these special withholding exemptions for interest-related and short- term capital gain dividends will expire and these dividends generally will be subject to withholding as described above.
In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (a) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (c) the gain or loss realized on the sale of shares of a Fund or the Capital Gain Dividends are attributable to gains from the sale or exchange of “U.S. real property interests” (“USRPIs”) as defined generally below.
Foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs (including indirectly through a Portfolio) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. Again very generally, these special rules may entail withholding and other taxes on certain distributions to and redemptions by foreign shareholders related to a Fund’s investment in USRPIs or, in some cases, an underlying fund’s investments in USRPIs. Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of the above-mentioned exclusions, and thus does not expect these special tax rules to apply.
In order for a foreign person to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. investors in the Funds should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts and Other Foreign Financial Assets
Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial interests,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.
Other Reporting and Withholding Requirements
New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends or interest.
The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide a Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into and provides certification to a Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
General Considerations
The foregoing discussion summarizes some of the consequences under the current U.S. federal income tax law of an investment in the Funds. It is for general information only and not a substitute for personal tax advice. Consult your personal tax advisor about the potential U.S. federal income tax consequences of an investment in the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.
UNDERWRITER
As of August 1, 2009, State Street Global Markets, LLC serves as the Funds’ Distributor (the “Distributor”) pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Funds pay the Distributor fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see “Shareholder Servicing and Distribution Plans,” above. The Distributor is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of the Distributor is One Lincoln Street, Boston, MA 02111.
FINANCIAL STATEMENTS
The audited financial statements for the fiscal year ended December 31, 2010 for the Funds in operation at that date are included in the Annual Report of the Trust, which was filed with the SEC on March 4, 2011 as part of the Trust’s filing on Form N-CSR (SEC Accession No. 0000950123-11-022072) and are incorporated into this SAI by reference. The Annual Report is available, without charge, upon request, by calling (866) 392-0869.

APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) — LONG TERM DEBT RATINGS. The following is a description of Moody’s debt instrument ratings.
Aaa — Bonds that are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa — Bonds that are rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Bonds that are rated A are considered upper-medium grade and are subject to low credit risk.
Baa — Baa rated bonds are considered medium-grade obligations, and as such may possess certain speculative characteristics and are subject to moderate credit risk.
Ba — Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B and Lower — Bonds which are rated B are considered speculative and are subject to high credit risk. Bonds which are rated
Caa are of poor standing and are subject to very high credit risk. Bonds which are rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
P-1 — Moody’s short-term ratings are opinions of the ability of issuers (or supporting institutions) to honor short-term financial obligations. Such obligations generally have an original maturity not exceeding thirteen months. The designation “Prime-1” or “P-1” indicates a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) have an acceptable ability to repay short-term debt obligations.
STANDARD & POOR’S RATING GROUP (“S&P”). S&P’s ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA — Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.
A — Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.
BBB — Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.
BB and Lower — Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
A-1- Standard & Poor’s short-term issue credit ratings are current assessments of the likelihood of timely payments of debt having original maturity of no more than 365 days. The A-1 designation indicates that the capacity for payment is extremely strong.
A-2- The capacity for timely payment on issues with this designation is strong. However, a short-term debt with this rating is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rating categories.
Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
FITCH RATINGS. (“FITCH”).
Fitch Ratings cover a global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue.
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative — ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
Fitch Rating’s appends the modifiers “+” or “-” to denote relative status within the major rating categories.
A short-term rating has a time horizon of up to 13 months for most obligations, or up to 36 months for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2. Good short-term credit quality. A Good intrinsic capacity for timely payment of financial commitments.
F3. Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B. Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
D. Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
E. Restricted Default. Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

APPENDIX B
STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the “Trusts”) has determined that it is in the best interests of the Trusts and their respective series (each, a “Fund” and collectively, the “Funds”) for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.
I. Policy
It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Trusts’ investment adviser (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trusts (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.
II. Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
III. Procedures
The following are the procedures adopted by the Board for the administration of this policy:
A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.
B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.
D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.
IV. Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

APPENDIX C
Introduction
SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).
Proxy Voting Procedure
Oversight
The SSgA FM Corporate Governance Team, comprised of corporate governance professionals and governance analysts, is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance- related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.
Proxy Voting Process
SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.
In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:
(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities).
Conflict of Interest
From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement
SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which can also help protect shareholder value.
The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.
Nature and Form of Engagement
SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:
Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long term shareholder value from excessive risk due to governance related risks.
SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?
SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.
Voting and engagement
SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.
Developed and Non-Developed Markets
SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.
Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.
In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure, best practice and shareholder rights.
Summary of Proxy Voting Guidelines
Directors and Boards
The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well- governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, we routinely discuss the importance of the board with issuers.
In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. In assessing nominees, SSgA FM considers whether board nominees will perform their duties without management influence, and whether the nominee has the appropriate skills and industry knowledge necessary to contribute fully to the company.
SSgA FM advocates that boards adopt a committee structure with independent directors on the key committees. When opposing directors, based on independence factors, SSgA FM focuses on the key committees. We believe a vigorous and diligent board of directors, a majority of whom are independent, with an appropriate committee structure, is the key to fulfilling the board’s responsibilities to a corporations’ effective governance.
Accounting and Audit Related Issues
SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.
We believe the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, we believe the audit committee should approve audit and non-audit services performed by outside audit firms.
Capital Structure, Reorganization and Mergers
Though we don’t seek involvement in the day-to-day operations of an organization, we recognize the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, we believe the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.
The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.
Compensation
SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We believe SSgA FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Environmental and Social Issues
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
International Statement
SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. We will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.
SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.
SSgA FM Proxy Voting Guidelines
State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make voting decisions in the manner we believe will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).
I. DIRECTOR RELATED ITEMS
Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.
Director Elections
SSgA FM generally supports election of directors in most uncontested elections. However, SSgA FM may withhold votes from (or support the removal of) a nominee or an entire board, in certain circumstances, including but not limited to:
•	A nominee who we determine to be inadequately independent of management and serves on any of the board’s key committees (compensation, audit, and nominating). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of board meetings, or whether the nominee receives non-board related compensation from the issuer.

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•	SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.
Director Related Proposals
SSgA FM generally votes for the following director related proposals:
•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.
Majority Voting
SSgA FM will generally support a majority vote standard if it is based on shares outstanding, and SSgA FM will generally vote against proposals requesting a majority vote based on votes cast standard.
SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares outstanding) to pass or repeal certain provisions.
Annual Elections
SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders right plan.
Cumulative Voting
SSgA FM does not support cumulative voting structures for the election of directors.
Separation Chair/CEO
SSgA FM analyzes proposals for the separation of Chair/CEO on a case by case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.
Age/Term Limits
Generally, SSgA FM will vote against limits to tenure.
Approve Remuneration of Directors
Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.
Indemnification
Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Classified Boards
SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.
Confidential Voting

SSgA FM will support confidential voting.
Board Size
SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
II. AUDIT RELATED ITEMS
Ratifying Auditors and Approving Auditor Compensation
SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.
SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1.
Accept Financial Statements Consolidated Financial Statements and Statutory Reports
It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.
III. CAPITAL STRUCTURE
Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.
Increase in Authorized Common Shares
In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.
SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Preemptive Rights and Non-Preemptive Rights
In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).
For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.
Unequal Voting Rights
SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.
However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Dividends and Share Repurchase Programs
SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.
Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.
IV. MERGERS AND ACQUISTIONS
Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest
•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price
V. ANTI-TAKEOVER MEASURES
Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti- takeover related provisions.
In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.
SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Special Meetings
SSgA FM will support proposals for the right to call a special meeting, and SSgA FM will vote against proposals seeking to eliminate the right to call a special meeting.

Where the right to call a special meeting exists:
•	SSgA FM supports shareholder proposals to reduce the threshold to call a special meeting to 10%.

•	SSgA FM supports management proposals to reduce the threshold to call a special meeting to a percentage lower than the current threshold, for example, we will support a company moving from a 40% threshold to a 25% threshold.
Super-Majority
SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
VI. REMUNERATION
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.
Advisory Vote on Executive Compensation and Frequency
SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
SSgA FM supports an annual advisory vote on executive compensation.
Approve Remuneration Report
SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.
If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.
Employee Equity Award Plans
SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:
Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, including the industry of the issuer.
Other criteria include the following:
•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan
There are numerous factors that we view as negative, and together, may result in a vote against a proposal:
•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).
Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.
Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.
162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.
Employee Stock Option Plans
SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items
SSgA FM will generally support the following proposals:
•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
SSgA FM will generally vote against the following proposals:
•	Retirement bonuses for non-executive directors and auditors
VII. MISCELLANEOUS/ROUTINE ITEMS
SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate.

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting.
SSgA FM generally does not support the following miscellaneous/routine governance items:
•	Proposals asking companies to adopt full tenure holding periods for their executives.

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
VII. ENVIRONMENTAL AND SOCIAL ISSUES
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
Record Keeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
More Information
Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

Where the right to call a special meeting exists:
•	SSgA FM supports shareholder proposals to reduce the threshold to call a special meeting to 10%.

•	SSgA FM supports management proposals to reduce the threshold to call a special meeting to a percentage lower than the current threshold, for example, we will support a company moving from a 40% threshold to a 25% threshold.
Super-Majority
SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
VI. REMUNERATION
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.
Advisory Vote on Executive Compensation and Frequency
SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
SSgA FM supports an annual advisory vote on executive compensation.
Approve Remuneration Report
SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.
If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.
Employee Equity Award Plans
SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:
Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, including the industry of the issuer.
Other criteria include the following:
•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan
There are numerous factors that we view as negative, and together, may result in a vote against a proposal:
•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).
Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.
Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.
162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.
Employee Stock Option Plans
SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items
SSgA FM will generally support the following proposals:
•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
SSgA FM will generally vote against the following proposals:
•	Retirement bonuses for non-executive directors and auditors
VII. MISCELLANEOUS/ROUTINE ITEMS
SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate.

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting.
SSgA FM generally does not support the following miscellaneous/routine governance items:
•	Proposals asking companies to adopt full tenure holding periods for their executives.

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
VII. ENVIRONMENTAL AND SOCIAL ISSUES
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
Record Keeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
More Information
Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.